UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 11, 2012

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (IRS Employer Identification No.)

81 Main Street, White Plains, NY (Address of principal executive offices)	10601 (Zip Code)

(914) 620-2702
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On December 11, 2012, Retail Opportunity Investments Corp. (the "Company") entered into a letter agreement (the "Letter Agreement") with Computershare Trust Company, NA  (the "Warrant Agent") to memorialize the terms and conditions of the Warrant Agent's appointment as the successor warrant agent, effective as of May 24, 2010, pursuant to that certain Warrant Agreement dated as of October 17, 2007 between the Company and Continental Stock Transfer & Trust Company, as amended by that certain Supplement & Amendment to Warrant Agreement dated as of October 20, 2009.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of such agreement attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Letter Agreement, dated December 11, 2012, between Retail Opportunity Investments Corp. and Computershare Trust Company, NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated:  December 14, 2012                                                                  By: /s/ Stuart A. Tanz
Stuart A. Tanz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Letter Agreement, dated December 11, 2012, between Opportunity Investments Corp. and Computershare Trust Company, NA.